UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

Apollo Strategic Growth Capital
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39576	98-0598290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY 10019	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.00005 par value, and one-third of one warrant	APSG.U	New York Stock Exchange
Class A ordinary share	APSG	New York Stock Exchange
Warrants included as part of the units	APSG WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Apollo Strategic Growth Capital (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company was not in compliance with the continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or prior to the due date thereof or by the extended filing due date provided by Rule 12b-25 promulgated under the Securities Exchange Act of 1934, as amended. The NYSE informed the Company that, under the NYSE’s rules, the Company has six months from the filing due date to file the Form 10-Q with the SEC.

As the Company reported in its Form 12b-25 filed with the SEC on May 17, 2021, the Company experienced delays in the preparation and review of its unaudited condensed financial statements for the period ended March 31, 2021 as a result of the changes to the accounting treatment of the Company’s warrants issued in connection with the Company’s initial public offering.

The Company continues to work diligently to complete the Form 10-Q as soon as possible.

On May 28, 2021, the Company issued a press release disclosing the Company’s receipt of the NYSE’s late filer notification, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K includes, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Statements regarding the Company’s current expectations and intentions with respect to the filing of the Form 10-Q and related matters as well as all other statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,’ “should,” “would” and similar expressions identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by such forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC and Item 1A. Risk Factors of the Form 10-Q. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update such forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 28, 2021.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

APOLLO STRATEGIC GROWTH CAPITAL

By:	/s/ James Crossen
	Name:	James Crossen
	Title:	Chief Financial Officer and Secretary

3